UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013

ENERJEX RESOURCES, INC.

(Exact Name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 508, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 451-5545

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

  On July 15, 2013, EnerJex Resources, Inc.'s Audit Committee approved the engagement of L.L. Bradford & Company, LLC as its independent registered public accounting firm for the Company's fiscal year ending December 31, 2013. Concurrent with its appointment of L.L. Bradford & Company, LLC, the Audit Committee dismissed Weaver Martin & Samyn, LLC, which served as the Company's independent registered public accountant for the fiscal years ended December 31, 2012, and December 31, 2011.

The reports provided by Weaver Martin & Samyn, LLC in connection with the Company's financial statements for the fiscal years ended December 31, 2012, and December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainity, audit scope, or accounting principles.

There were no disagreements between the Company and Weaver Martin & Samyn, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Weaver Martin & Samyn, LLC, would have caused Weaver Martin & Samyn, LLC to make reference to the subject matter of the disagreements in connection with its reports on the company's financial statements; and there were no other reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On July 15, 2013, the company provided Weaver Martin & Samyn, LLC with a copy of the disclosures it is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that Weaver Martin & Samyn, LLC furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of the letter dated July 15, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

As reported above, on July 15, 2013, the Board of Directors appointed L.L. Bradford & Company, LLC to be the Company's independent registered public account for the fiscal year ending December 31, 2013. During the two most recent completed fiscal years and through July 15, 2013, neither the Company nor anyone on its behalf consulted with L.L. Bradford & Company, LLC regarding any of the following: (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the company's financial statements, and no written report or oral advice was provided that L.L. Bradford & Company, LLC concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Weaver Martin & Samyn, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC., a Nevada corporation

Date: July 17, 2013	By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr. Chief Executive Officer